UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2015

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2015, the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”) approved the Cheniere Energy, Inc. Retirement Policy (the “Retirement Policy”), effective June 11, 2015. The Retirement Policy is limited to employees located in the United States and certain other jurisdictions. The Retirement Policy is not applicable in the United Kingdom or any jurisdictions in which it would be a violation of applicable laws. The Retirement Policy also does not apply to the Company’s Chief Executive Officer. Under the Retirement Policy, an employee who (i) retires with a combined sum of the employee’s age and full years of service with the Company and/or its affiliates equal to at least 72 years and (ii) is at least 60 years old and has at least 4 full years of service with the Company and/or its affiliates, will have the continuous employment requirement waived for the vesting of regular long-term incentive awards held by the employee, which awards will otherwise remain subject to all other vesting conditions. Except as otherwise determined by the Compensation Committee of the Board on a case-by-case basis, the Retirement Policy will not apply to new hire awards or special retention awards or other awards not part of any long-term incentive compensation program or to awards under any annual cash bonus program.

The foregoing summary of the Retirement Policy in this report does not purport to be complete and is qualified by reference to such policy, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

On June 11, 2015, the Compensation Committee of the Board approved an amendment (“Amendment No. 1 to Assignment Letter”) to the Assignment Letter dated July 30, 2013 (the “Assignment Letter”) on behalf of Cheniere Energy Shared Services, Inc., a wholly owned subsidiary of the Company, for Meg A. Gentle. The Assignment Letter was previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 30, 2013. Amendment No. 1 to Assignment Letter confirmed the transfer of Ms. Gentle’s assignment from Cheniere Supply & Marketing, Inc. to Cheniere Marketing Limited, each a wholly owned subsidiary of the Company, and extends the duration of the assignment from August 18, 2015 to August 18, 2016. All other terms of the Assignment Letter, as amended by Amendment No. 1 to Assignment Letter, remain unchanged.

The foregoing summary of Amendment No. 1 to Assignment Letter in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2015, the Board voted to amend the Amended and Restated Bylaws of the Company (“Amendment No. 1”), effective as of June 11, 2015. Amendment No. 1 provides that all compensation-related matters submitted for shareholder vote through September 17, 2022 will be subject to a majority of the shares present and entitled to vote standard (pursuant to which abstentions will be counted as the functional equivalent of “no” votes and broker non-votes will not be considered in determining the outcome of the resolution, but will be counted for purposes of establishing a quorum).

The foregoing description of Amendment No. 1 is qualified in its entirety by the actual amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on June 11, 2015, with 211,200,061 shares of the Company's common stock present or represented by proxy at the meeting. This represented approximately 89% of the Company's shares of common stock outstanding as of the record date of the meeting. Four proposals, as described in the Company's Proxy Statement dated April 24, 2015 (the “2015 Proxy Statement”), were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Withheld	Number of Abstentions	Number of Broker Non-Votes
Charif Souki	178,477,154	3,921,740	1,226,554	27,574,613
Vicky A. Bailey	126,802,905	55,919,342	903,201	27,574,613
G. Andrea Botta	134,368,107	48,687,803	569,538	27,574,613
Nuno Brandolini	171,549,815	11,163,755	911,878	27,574,613
David I. Foley	181,651,758	1,074,445	899,245	27,574,613
David B. Kilpatrick	171,847,850	11,210,573	567,025	27,574,613
Donald F. Robillard, Jr.	182,494,160	565,597	565,691	27,574,613
Neal A. Shear	181,952,978	1,103,807	568,663	27,574,613
Heather R. Zichal	181,901,205	1,173,490	550,753	27,574,613

Each of the nominated directors was elected as a director to serve for a one-year term until the 2016 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION FOR 2014

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	115,094,745	67,538,351	992,352	27,574,613

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2014 to the Company's executive officers named in the Summary Compensation Table, as disclosed in the 2015 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	210,027,146	537,518	635,397	—

The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

ITEM 4:	SHAREHOLDER PROPOSAL RECOMMENDING THAT THE BOARD ADOPT A PROXY ACCESS BYLAW

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	115,431,715	67,383,572	810,161	27,574,613

The shareholders approved the shareholder proposal recommending that the Board adopt a proxy access bylaw.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number	Description

3.1*	Amendment No. 1 to Amended and Restated Bylaws of Cheniere Energy, Inc.

10.1*	Cheniere Energy, Inc. Retirement Policy.

10.2*	Amendment No. 1 to Assignment Letter, dated June 17, 2015.
_______________
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
Date:	June 17, 2015	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

3.1*	Amendment No. 1 to Amended and Restated Bylaws of Cheniere Energy, Inc.

10.1*	Cheniere Energy, Inc. Retirement Policy.

10.2*	Amendment No. 1 to Assignment Letter, dated June 17, 2015.

_______________
*Filed herewith